                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                        ------------------------------

                                   FORM 8-K



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        ------------------------------

      Date of Report (Date of earliest event reported): December 4, 1998


              NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION
  --------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       0-5474                  75-2571032
--------------------------      ---------------------      -------------------
(State of incorporation)        (Commission File No.)         (IRS Employer
                                                           Identification No.)

               13150 COIT ROAD, SUITE 125, DALLAS, TEXAS  75240
        --------------------------------------------------------------
          (Address of principal execute offices, including zip code)

                                (972) 671-1133
          -----------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 4, 1998, North American Gaming and Entertainment Corporation (the "Company") received a letter from its independent accountant, Arthur Andersen LLP, that it was terminating the client-auditor relationship between Arthur Andersen LLP and the Company.

     There were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in its report. A copy of a letter from Arthur Andersen LLP, addressed to the Securities and Exchange Commission, concurring with the Company's statements herein is filed as an Exhibit to this Form 8-K.

     Neither of the reports of Arthur Andersen LLP on the Company's financial statements for the Company's fiscal years ended December 31, 1997 and 1996 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits - The following exhibit is filed herewith:

         16.1 Letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission dated December 10, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 1998


                                    NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION


                                    By:     /s/ E.H. Hawes
                                       -------------------------------------
                                       E.H. Hawes II, President